                                    STATEMENT OF INSURANCE

OBLIGATIONS:        $546,774,000
                      Home Equity Loan Trust 2007-HSA1
                      Home Equity Loan-Backed Term Notes, Series 2007-HSA1
                      and Home Equity Loan- Backed Variable Funding Notes, Series 2007-HSA1,
                      in an amount not to exceed $90,191,209

        MBIA Insurance Corporation (the "Insurer") has issued a Note Guaranty Insurance
Policy (the "Policy") relating to the Obligations containing the following provisions, the
Policy being on file at the Corporate Trust Office of the Indenture Trustee.

        The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Amount will be received from the Insurer by
LaSalle Bank National Association, or its successors, as indenture trustee for the Owners
(the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture
Trustee to each Owner of each Owner's proportionate share of the Insured Amount.  The
Insurer's obligations under the Policy with respect to a particular Insured Amount shall be discharged to the extent funds equal to the applicable Insured Amount are received by the
Indenture Trustee, whether or not those funds are properly applied by the Indenture
Trustee.  Insured Amounts will be made only at the time set forth in the Policy, and no accelerated Insured Amounts will be made regardless of any acceleration of the Obligations, unless the acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Amount that is a Preference Amount on the Business
Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal,
(c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the
Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the
Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day.  Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable under the Policy no later than
12:00 noon, New York City time, on the later of the Payment Date on which the related
Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer,
or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as
described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day.
If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the
Indenture Trustee may submit an amended Notice.

        Insured Amounts due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Amount less, in respect of Insured Amounts related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the
Insurer under the Policy.

        As used in the Policy, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of February 27, 2007, among the Home Equity
Loan Trust 2007-HSA1, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" means any day other than (a) a Saturday or a Sunday (b)  a day on which banking institutions in the States of New York, California, Minnesota, Illinois or
Delaware are required or authorized by law or executive order to be closed.

        "Deficiency Amount" means, for any Payment Date, an amount equal to the excess, if any, of: (a) Scheduled Payments over (b) amounts on deposit in the Payment Account available to pay such Scheduled Payments and any other amounts available to the Indenture Trustee for payment of such Scheduled Payments.

         "Insured Amount" means (a) as of any Payment Date, any Deficiency Amount and (b) any
Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable
Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the
Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Scheduled Payments" means, with respect to each payment date, the payment to be made to Owners in an aggregate amount equal to (i) the Interest Distribution Amount due on the
Obligations, (ii) for the Payment Date occurring in February 2037, the Guaranteed Payment
Amount, (iii) for any other Payment Date, the principal portion of any Liquidation Loss
Amount to the extent not covered by the Overcollateralization Amount and after application of any excess interest, in each case in accordance  with the  original terms of the
Indenture and the Obligations when issued and without regard to any amendment or modification of the Indenture or the Obligations except amendments or modifications to which the Insurer has given its prior written consent.

        Scheduled Payments will not include, nor shall coverage be provided under the Policy in respect of, any Relief Act Shortfalls or any Net WAC Cap Shortfalls that may be incurred or that may be distributable to the Obligations.  Scheduled Payments shall not include payments that become due on an accelerated basis as a result of a default by the Issuer, an election by the Issuer to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless the Insurer elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration.  In the event the Insurer does not so elect, the Policy will continue to guarantee payment on the Obligations in accordance with their original terms.  Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Issuer by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of the Issuer, nor shall Scheduled
Payments include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to an Owner.

        Capitalized terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the
Policy, without giving effect to any subsequent amendment to or modification of the
Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York,
New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal
Agent shall specify to the Indenture Trustee in writing.

        THE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE
LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES
THEREOF.

        The insurance provided by the Policy is not covered by the Property/Casualty
Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        The Policy is not cancelable for any reason.  The premium on the Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

                                               MBIA INSURANCE CORPORATION

                                          SCHEDULE A
                                              to
                               HOME EQUITY LOAN TRUST 2007-HSA1
                        Home Equity Loan-Backed Variable Funding Note

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   DATE       PERCENTAGE INTEREST      PRINCIPAL      SECURITY BALANCE    AUTHORIZED SIGNATURE
                                       PAYMENTS         OUTSTANDING       OF INDENTURE TRUSTEE
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